Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
1934

Filed by the Registrant [X]
Filed by a party other than the Registrant [   ]

Check the appropriate box:

[   ]  Preliminary proxy statement
[X]  Definitive proxy statement
[   ]  Definitive additional materials
[   ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

Greenwich Street Municipal Fund Inc.
(Name of Registrant as Specified in its Charter)

Michael Kocur
Name of Person Filing Proxy Statement

Payment of Filing Fee (Check appropriate box):
[X]	No fee required
[   ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which the transaction
applies:

(2)	Aggregate number of securities to which transactions applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1

(4)	 Proposed maximum aggregate value of transaction:


[   ] Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

(2) Form, schedule or registration statement no.:

(3) Filing party:

(4) Date filed:




                      GREENWICH STREET MUNICIPAL FUND INC.
                              388 GREENWICH STREET
                            NEW YORK, NEW YORK 10013

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           ---------------------------

                        TO BE HELD ON SEPTEMBER 10, 1997

                           ---------------------------

To the Shareholders of Greenwich Street Municipal Fund Inc.:

     Notice is hereby given that the Annual Meeting of Shareholders of Greenwich Street Municipal Fund Inc. (the "Fund") will be held at the offices of Smith Barney, 388 Greenwich Street, 22nd Floor, New York, New York at 9:30 a.m. on September 10, 1997 for the following purposes:

     1.   To elect two (2) Class I Directors of the Fund (PROPOSAL 1);

     2. To ratify the selection of KPMG Peat Marwick LLP as the independent auditors of the Fund for the fiscal year ending May 31, 1998 (PROPOSAL
          2);

     3. To consider and vote upon such other matters as may come before said meeting or any adjournment thereof.

     The close of business on July 16, 1997 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and any adjournment thereof.

                                            By Order of the Board of Directors,


                                            Christina T. Sydor
                                            Secretary

August 20, 1997

--------------------------------------------------------------------------------
  YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.
--------------------------------------------------------------------------------

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

     3. All Other Accounts: The capacity of the individual signing the proxy should be indicated unless it is reflected in the form of registration. For example:

Registration                                       Valid Signature
------------                                       ---------------

Corporate Accounts
(1) ABC Corp....................................   ABC Corp.
(2) ABC Corp....................................   John Doe, Treasurer
(3) ABC Corp.
     c/o John Doe, Treasurer.....................  John Doe
(4) ABC Corp. Profit Sharing Plan...............   John Doe, Trustee

Trust Accounts
(1) ABC Trust...................................   Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee
     u/t/d 12/28/78.............................   Jane B. Doe

Custodian or Estate Accounts
(1) John B. Smith, Cust.
     f/b/o John B. Smith, Jr. UGMA..............   John B. Smith
(2) Estate of John B. Smith.....................   John B. Smith, Jr., Executor

                      GREENWICH STREET MUNICIPAL FUND INC.
                              388 GREENWICH STREET
                            NEW YORK, NEW YORK 10013
                                 1-800-451-2010

                            -------------------------

                         ANNUAL MEETING OF SHAREHOLDERS

                               SEPTEMBER 10, 1997

                            -------------------------

                                 PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of Greenwich Street Municipal Fund Inc. (the "Fund") for use at the Annual Meeting of Shareholders (the "Meeting") of the Fund to be held on September 10, 1997, at the offices of Smith Barney, 388 Greenwich Street, 22nd Floor, New York, New York and at any adjournments thereof. A Notice of Meeting of Shareholders and a proxy card accompany this Proxy Statement. Proxy solicitations will be made primarily by mail, but proxy solicitations also may be made by telephone, telegraph, or personal interview conducted by officers of the Fund and officers and regular employees of Smith Barney Mutual Funds Management Inc. ("SBMFM"), the Fund's investment adviser and administrator, Smith Barney Inc. ("Smith Barney"), the Fund's distributor and First Data Investor Services Group, Inc. ("First Data"), the Fund's transfer agent. The cost of solicitations and the expense incurred in connection with preparing the Proxy Statement and its enclosures will be paid by the Fund. The Fund will also reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of shares. The Annual Report of the Fund, including audited financial statements for the fiscal year ended May 31, 1997, has previously been furnished to all shareholders of the Fund. This Proxy Statement is first being mailed to shareholder on or about August 20, 1997. The Fund will provide additional copies of the Annual Report to any Shareholder upon request by contacting the Fund at 1-800-451-2010.

     If the enclosed Proxy is properly executed and returned in time to be voted at the Meeting, the shares of capital stock of the Fund ("Shares") represented thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon, a proxy will be voted FOR the matters listed in the accompanying Notice of Annual Meeting of Shareholders. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. Approval of Proposal 1 requires the affirmative vote of a plurality of the votes cast at the Meeting with a quorum present. Approval of Proposal 2 requires the affirmative vote of a majority of the votes cast at the Meeting with a quorum present. Because abstensions and broker non-votes are not treated as shares voted, abstentions and broker non-votes would have no impact on such Proposals. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares in person or by submitting a letter of revocation or a later-dated proxy to the Fund at the above address prior to the date of the Meeting.

     In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitations of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Meeting; the percentage of votes actually cast; the percentage of negative votes actually cast; the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of the Shares represented at the Meeting in person or by proxy. A shareholder vote may be taken on one of the proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Under the Fund's By-laws, a quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding Shares entitled to vote at the Meeting.

     The close of business on July 16, 1997 has been fixed for record date (the "Record Date") of the determination of shareholders entitled to notice of and to vote at the Meeting and all adjournments thereof.

     The Fund has one class of common stock which has a par value of $.01 per share. On July 16, 1997, there were 19,759,731.946 shares outstanding. Each shareholder is entitled to one vote for each Share held and a proportionate fraction of a vote for any fractional Share held.

     As of the Record Date, to the knowledge of the Fund and its Board, no single shareholder or "group" (as that term is used in Section 13(d) of the Securities and Exchange Act of 1934 (the "Exchange Act")) beneficially owned more than 5% of the outstanding Shares of the Fund. As of the Record Date, Cede & Co., a nominee partnership of the Depository Trust Company, held 19,284,815 Shares, or 97.59% of the Fund's Shares. Of the Shares held by Cede and Co., Smith Barney held of record 17,065,971 Shares, or 86.37% of the Fund's Shares, for which it has discretionary and non-discretionary authority. As of the Record Date, the officers and Board Members of the Fund as a group beneficially owned less than 1% of the Shares of the Fund.

     As of the Record Date, to the knowledge of the Fund, no shares of Smith Barney's ultimate parent corporation, Travelers Group Inc. ("Travelers"), were held by Board members who are not interested persons of the Fund (as that term is used in the Investment Company Act of 1940, as amended (the "1940 Act")).

     In order that a shareholder's Shares may be represented at the Meeting, shareholders are required to allow sufficient time for their proxies to be received on or before 9:00 a.m. on September 10, 1997.

                                   PROPOSAL 1:
                 TO ELECT TWO (2) CLASS I DIRECTORS OF THE FUND

     The Board of Directors of the Fund is divided into three classes. The Directors serving in Class I have terms expiring at the Annual Meeting; each Class I Director currently serving on the Board has been nominated by the Board of Directors for re-election at the Meeting to serve for a term of three years (until the Annual Meeting in 2000) or until their successors have been duly elected and qualified.

     Each nominee has consented to serve as a Director if elected at the Meeting. If a designated nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

     Certain information concerning the nominees is set forth below. All the individuals listed are currently directors of the Fund.

                                                                 Number (and
                                                                Percentage) of
                                                                 Fund Shares
Name, Age, Principal Occupation and    Served as                 Beneficially
Other Business Experience During the  a Director                 Owned As Of
Past Five Years                          Since      Class+      July 16, 1997*
------------------------------------  ----------   --------     --------------

Persons Nominated for Election as
Directors

Allan J. Bloostein, age 67                1994        I             544.7875
President of Allan J. Bloostein                                  (less than 1%)
Associates, a consulting firm;
Retired Vice Chairman and Director
of May Department Stores; Director
of CVS Corporation and Taubman
Centers Inc.

Martin Brody, age 75                      1994        I             115.7024
Consultant, HMK Associates; Retired                              (less than 1%)
Vice Chairman of the Board of
Directors of Restaurant Associates
Corp.; Director of Jaclyn, Inc.

Directors Continuing in Office

Dwight B. Crane, age 59                   1994       III             526.1
Professor, Harvard Business School                               (less than 1%)

William R. Hutchinson, age 54             1995       II              None
Vice President - Financial
Operations AMOCO Corporation;
Director of Associated Bank and
Associated Banc-Corp.

  Number of the                                                                    Number (and
 Fund's Common                                                                    Percentage) of
     Stock                                                                         Fund Shares
  Beneficially      Name, Age, Principal Occupation and    Served as               Beneficially
  Owned As Of       Other Business Experience During the  a Director               Owned As Of
December 18, 1996   Past Five Years                          Since      Class+    July 16, 1997*
-----------------   ------------------------------------  ----------   --------   --------------
                    Directors Continuing in Office (continued)

                    Robert A. Frankel, age 69                1994         II           233.83
                    Managing Partner of Robert A.                                  (less than 1%)
                    Frankel Management Consultants;
                    formerly Corporate Vice President of
                    The Readers Digest Association Inc.

                    **Heath B. McLendon, age 64
                    Managing Director of Smith Barney        1994         II         619.7173(a)
                    Inc., Chairman of Smith Barney                                 (less than 1%)
                    Strategy Advisers Inc. and President
                    and Director of SBMFM and Travelers
                    Investment Adviser, Inc. ("TIA");
                    prior to July 1993, Senior Executive
                    Vice President of Shearson Lehman
                    Brothers Inc., Vice Chairman of
                    Shearson Lehman Asset Management.

----------
+    Number (I, II, III) indicates whether the director is in Class I, II or
     III. Class I directors will be elected to serve for a three-year term as of the Meeting. Class II directors will continue to serve until the 1998 annual meeting. Class III directors will continue to serve until the 1999 annual meeting.
* For this purpose, "beneficial ownership" is defined under Section 13(d) of the Securities and Exchange Act of 1934 (the "Exchange Act"). This information as to beneficial ownership is based upon information furnished to the Fund by the Directors.
**   Interested person of the Fund as defined in the 1940 Act.
(a)  Represents shares owned by members of this director's family.

            Section 16(a) Beneficial Ownership Reporting Compliance.

     Section 16(a) of the Exchange Act requires the Fund's officers and directors and persons who beneficially own more than ten percent of the Fund's Common Stock, to file reports of ownership with the Securities and Exchange Commission, the New York Stock Exchange, Inc. and the Fund. Based solely upon its review of the copies of such forms received by it and representations from certain such persons, the Fund believes that during its fiscal year ended May 31, 1997, all filing requirements applicable to such persons were complied with.

     The Fund has no compensation or nominating committee of the Board of Directors, or any committee performing similar functions. The Fund has an audit committee composed of Directors who are not interested persons of the Fund (the "Independent Directors") which is charged with recommending a firm of independent auditors to the Fund and reviewing accounting matters with the auditors.

     During the Fund's last fiscal year, four in-person meetings of the Board of Directors of the Fund were held, all of which were regular meetings. No director attended less than 75% of these meetings of the Board that were held in the last fiscal year.

     Only the Independent Directors receive remuneration from the Fund for acting as a Director. Aggregate fees (including reimbursement for travel and out-of-pocket expenses) of $45,532 were paid to such Directors by the Fund during the fiscal year ended May 31, 1997. Fees for Independent Directors are set at $5,000 per annum plus $500 per in-person Board meeting and $100 per telephone conference call. Officers of the Fund are compensated by Smith Barney.

     The following table shows the compensation paid by the Fund to each Director, during the Fund's last fiscal year:

                                                                       Total
                                     Pension or                      Number of
                                     Retirement        Total         Funds for
                       Aggregate  Benefits Accrued Compensation   Which Director
                     Compensation    as part of    from Fund and   Serves Within
Name of Person         from Fund    Fund Expenses  Fund Complex    Fund Complex
--------------         ---------    -------------  ------------    ------------
Charles F. Barber #$    $7,000           $0          $ 38,700             6
Martin Brody             6,500            0           124,286            19
Dwight B.Crane           7,200            0           141,375            22
Allan J. Bloostein       7,000            0            83,150             8
Robert A.Frankel         7,000            0            66,100             8
William R. Hutchinson    7,000            0            38,600             6
Heath B. McLendon*           0            0                 0            41

----------
# Pursuant to the Fund's deferred compensation plan, Mr. Barber elected effective January 2, 1996, to defer the payment of all the compensation due to him from the Fund.

$ Upon attainment of age 80 Fund Directors are required to change to emeritus status. Directors Emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to Fund Directors, together with reasonable out-of-pocket expenses for each meeting attended. Effective February 26, 1997, Mr. Barber became a Director Emeritus.

*    Designates an "Interested Director."

     The names of the principal officers of the Fund are listed in the table below together with certain additional information. Each of the officers of the Fund will hold such office until a successor is voted upon by the Board of Directors.

                                                     Principal Occupations and
                              Position               other Affiliations During
Name and Age            (Year First Elected)            the Past Five Years
-------------           --------------------         --------------------------
Heath B. McLendon,      Chief Executive Officer      (See Table of Directors,
age 64                  and Chairman of the Board    above)
                        (1994)

Lewis E. Daidone,       Senior Vice President;       Managing Director of
age 40                  and Treasurer (1994)         Smith Barney Inc.; Chief
                                                     Financial Officer,
                                                     Director and Senior Vice
                                                     President of SBMFM and
                                                     TIA.

                                                     Principal Occupations and
                              Position               other Affiliations During
Name and Age            (Year First Elected)            the Past Five Years
-------------           --------------------         --------------------------
Joseph P. Deane,        Vice President and           Managing Director of
age 49                  Investment Officer           SBMFM; prior to July
                        (1994)                       1993, Managing Director
                                                     of Shearson Lehman
                                                     Advisors.

Christina T. Sydor,     Secretary (1994)             Managing Director of
age 46                                               Smith Barney Inc.;
                                                     General Counsel and
                                                     Secretary of SBMFM and
                                                     TIA.

     The principal business address of Mr. McLendon, Mr. Deane, Mr. Daidone and Ms. Sydor is 388 Greenwich Street, New York, New York 10013.

     The election of the listed nominees for Director will require the affirmative vote of a plurality of the votes cast.

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF NOMINEES TO THE BOARD.

                                   PROPOSAL 2:
          RATIFICATION OF THE SELECTION OF KMPG PEAT MARWICK LLP AS THE
                   INDEPENDENT AUDITORS FOR THE FUND FOR THE
                         FISCAL YEAR ENDING MAY 31, 1998

     The second proposal to be considered at the Meeting is the ratification of the selection of KMPG Peat Marwick LLP ("KMPG") as the independent auditors for the Fund for the fiscal year ending May 31, 1998.

     On August 20, 1997, based upon the recommendation of the Audit Committee of the Fund's Board of Directors, and in accordance with Section 32 of the 1940 Act and the rules thereunder, the Board voted to appoint KPMG as the Fund's independent auditors for the fiscal year ending May 31, 1998. KPMG also serves as independent auditors for Smith Barney, other investment companies associated with Smith Barney and for Travelers. KPMG has no direct or material indirect financial interest in the Fund, Travelers or any other investment company sponsored by Smith Barney or its affiliates.

     If the Fund receives a written request from any Shareholder at least five days prior to the Meeting stating that the Shareholder will be present in person at the Meeting and desires to ask questions of the auditors concerning the Fund's financial statements, the Fund will arrange to have representatives of KPMG present at the Meeting who will respond to appropriate questions and have an opportunity to make a statement.

     The affirmative vote of a majority of Shares present and voting at the Meeting is required to ratify the selection of KPMG as independent auditors.

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS.

                    OTHER MATTERS TO COME BEFORE THE MEETING

     The Directors do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named as proxies in the accompanying form of proxy will vote thereon in accordance with their judgment.

                    SHAREHOLDERS' REQUEST FOR SPECIAL MEETING

     Shareholders entitled to cast at least 25% of all votes entitled to be cast at a meeting may require the calling of a meeting of shareholders for the purpose of voting on the removal of any Director of the Fund. Meetings of shareholders for any other purpose also shall be called by the Chairman of the Board, the President or the Secretary of the Fund when requested in writing by shareholders entitled to cast at least 25% of all votes entitled to be cast at the Meeting.

                      SUBMISSION OF SHAREHOLDERS' PROPOSALS

     All proposals by shareholders of the Fund which are intended to be presented at the Fund's next Annual Meeting of Shareholders to be held in 1998 must be received by the Fund for consideration for inclusion in the Fund's proxy statement and proxy relating to that meeting no later than July 16, 1997.

August 20, 1997

                              ---------------------

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE AND SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

x	Please mark
	votes as in
	this example

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE
VOTED FOR ELECTION OF NOMINEES AND PROPOSAL 2.
Please refer to the Proxy Statement for a discussion of the Proposals.

1.	ELECTION OF DIRECTORS
	Nominees:  Allan J. Bloostein and Martin 	* FOR		* WITHHELD
	Brody


________________________________
For all nominees except as noted above


2.	To ratify the selection of KPMG 		FOR *	AGAINST * ABSTAIN *
	Peat Marwick LLP as the independent
	auditors 	of the Fund for the fiscal year
	ending May 31, 1998.


MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

Note: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.


Signature:  ______________________________ Date ___________________________
Signature:  ______________________________ Date ___________________________



GREENWICH STREET MUNICIPAL FUND INC.
PROXY SOLICITED BY THE BOARD OF DIRECTORS

	The undersigned holder of shares of Greenwich Street Municipal
Fund Inc. (the "Fund"), a Maryland corporation, hereby appoints
Heath B. McLendon and Christina T. Sydor as attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Common Stock Fund that the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund (the "Meeting") to be held at the offices of the Fund, 388 Greenwich Street, 22nd Floor, New York, New York on September 10, 1997 at 9:30 a.m., and any adjournment or adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy
Statement dated August 20, 1997 and hereby instructs said attorneys and proxies to vote said shares as indicated hereon.
In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

CONTINUED AND TO BE SIGNED
ON REVERSE SIDE

SEE REVERSE SIDE